NATIONWIDE MUTUAL FUNDS

Nationwide AllianzGI International Growth Fund	Nationwide Emerging Markets Debt Fund
Nationwide American Century Small Cap Income	Nationwide Fund
Fund (formerly, Nationwide U.S. Small Cap Value	Nationwide Geneva Mid Cap Growth Fund
Fund)	Nationwide Geneva Small Cap Growth Fund
Nationwide Amundi Global High Yield Fund	Nationwide Global Sustainable Equity Fund
Nationwide Amundi Strategic Income Fund	Nationwide Government Money Market Fund
Nationwide Bailard Cognitive Value Fund	Nationwide Inflation-Protected Securities Fund
Nationwide Bailard International Equities Fund	Nationwide International Index Fund
Nationwide Bailard Technology & Science Fund	Nationwide International Small Cap Fund
Nationwide BNY Mellon Disciplined Value Fund	Nationwide Loomis All Cap Growth Fund
(formerly, Nationwide Mellon Disciplined Value	Nationwide Loomis Core Bond Fund
Fund)	Nationwide Loomis Short Term Bond Fund
Nationwide BNY Mellon Dynamic U.S. Core Fund	Nationwide Mid Cap Market Index Fund
(formerly, Nationwide Mellon Dynamic U.S. Core	Nationwide NYSE Arca Tech 100 Index Fund
Fund)	(formerly, Nationwide Ziegler NYSE Arca Tech 100
Nationwide Bond Fund	Index Fund)
Nationwide Bond Index Fund	Nationwide S&P 500 Index Fund
Nationwide Core Plus Bond Fund	Nationwide Small Cap Index Fund
Nationwide Diamond Hill Large Cap Concentrated	Nationwide Small Company Growth Fund
Fund	Nationwide WCM Focused Small Cap Fund

Supplement dated November 5, 2021
to the Statement of Additional Information (“SAI”) dated March 1, 2021

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.
Nationwide Bailard Technology & Science Fund

Effective immediately, all references to, and information regarding, Warren M. Johnson in the SAI are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE